SELIGMAN

                                                GROWTH
                                            FUND, INC.

                                                              Mid-Year Report

                                                               June 30, 2000

                                                            SEEKING LONGER-TERM
                                                             GROWTH OF CAPITAL
                                                          VALUE AND AN INCREASE
                                                             IN FUTURE INCOME

                                                             [SELIGMAN LOGO]
                                                          J. & W. SELIGMAN & CO.
                                                               INCORPORATED
                                                             ESTABLISHED 1864

SELIGMAN -- TIMES CHANGE... VALUES ENDURE

J. & W. SELIGMAN & CO. INCORPORATED IS A FIRM WITH A LONG TRADITION OF INVESTMENT EXPERTISE, OFFERING A BROAD ARRAY OF INVESTMENT CHOICES TO HELP TODAY'S INVESTORS SEEK THEIR LONG-TERM FINANCIAL GOALS.


[PHOTO OMITTED]

JAMES, JESSE, AND
JOSEPH SELIGMAN, 1870

TIMES CHANGE...

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 136 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 -- today, the nation's largest diversified publicly-traded closed-end investment company -- Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that investment companies could have in building wealth for individual investors and began managing its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including equity funds that specialize in small companies, technology, or international securities, and bond funds that focus on high-yield issuers, US government bonds, or municipal securities.

 ...VALUES ENDURE

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman in the new millennium.

TABLE OF CONTENTS

To the Shareholders .......................................................    1
Interview With Your Portfolio Manager .....................................    2
Performance Overview ......................................................    4
Portfolio Overview ........................................................    6
Portfolio of Investments ..................................................    8
Statement of Assets and Liabilities .......................................    9
Statement of Operations ...................................................   10
Statements of Changes in Net Assets .......................................   11
Notes to Financial Statements .............................................   12
Financial Highlights ......................................................   15
Report of Independent Auditors ............................................   17
Board of Directors ........................................................   18
Executive Officers AND For More Information ...............................   19
Glossary of Financial Terms ...............................................   20

TO THE SHAREHOLDERS

For the six-month period ended June 30, 2000, Seligman Growth Fund delivered a strong total return of 10.79%, based on the net asset value of Class A shares. During the same time period, the Lipper Growth Funds Average and the Russell 1000 Growth Index posted total returns of 3.50% and 4.23%, respectively. A discussion with your Portfolio Manager regarding the Fund's results begins on page 2.

While the first six months of 2000 were rewarding for the Fund, the overall investment environment was challenging. The Dow Jones Industrial Average lost 9.13% and the Standard & Poor's 500 Composite Stock Index (S&P 500) was flat at -0.42%. These returns were not surprising, given the economic environment.

In June 1999, in an effort to slow the economy, the Federal Reserve Board began raising interest rates; the most recent was a relatively aggressive hike of 50 basis points in May. For nearly a year, the Fed's efforts seemed to have little effect on the strong US economy and investors soon became concerned that the Fed would be unable to achieve its objective of an economic "soft landing." This could prompt additional rate hikes, adversely affecting corporate profits and stock prices.

As the six months ended June 30, 2000, came to a close, the economy finally showed signs of a slowdown. "Concept stocks," those companies with interesting ideas but no earnings, and growth stocks temporarily regained some momentum, after having fallen out of favor in the middle of the period. At the end of the six months, in which investors wavered between growth and value stocks, the broad market averages delivered generally flat results. Many of the stocks in the Fund's portfolio, however, were strong performers overall, allowing Seligman Growth Fund to post strong returns, both in absolute and in relative terms.

Looking ahead, we feel the economy will continue to moderate and the market will continue to broaden. In such an environment, we think the fundamentals of long-term investing will be more important than ever, and diversification will once again be crucial for long-term success. We believe investors should work with their financial advisors to balance their portfolios to include small- and mid-cap stocks, which began to deliver strong relative returns during the second quarter; international stocks, which should deliver strong returns as the world economy continues to recover; and "old economy" companies, which should do well as they begin to utilize new technologies to produce and deliver their products.

While we think the economic slowdown and the corresponding moderation of the stock market are healthy long-term trends, the investment environment may in fact become more challenging. In 1999, many investors were successful simply by buying stocks that appeared to be on an upward price trend. The remainder of 2000 may present an environment that is more complex, making professional management, such as is offered through mutual funds, crucial.

Mutual funds provide investors with an opportunity to obtain the services of money managers who have years of experience in specific disciplines, and who have the support of research teams to find the best opportunities throughout the world and across markets. Mutual funds can also provide diversification, which is important for long-term investment success.

We thank you for your continued support of Seligman Growth Fund, and look forward to serving your investment needs for many years to come.

By order of the Board of Directors,

/s/ William C. Morris


William C. Morris
Chairman

                                      /s/ Brian T. Zino

                                      Brian T. Zino
                                      President

August 11, 2000

Interview With Your Portfolio Manager,
Marion S. Schultheis

Q:  HOW DID SELIGMAN GROWTH FUND PERFORM DURING THE FIRST SIX MONTHS OF 2000?

A: For the six months ended June 30, 2000, Seligman Growth Fund posted a total return of 10.79% based on the net asset value of Class A shares. This return solidly outpaced both the 3.50% total return delivered by the Fund's peers, as measured by the Lipper Growth Funds Average, and the 4.23% total return delivered by the Russell 1000 Growth Index.

Q: WHAT ECONOMIC AND MARKET FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE FIRST SIX MONTHS OF 2000?

A: The investment environment during this time was a challenging one. The Federal Reserve Board's interest rate hikes seemed, at first, to have little effect on the strong US economy. If the economy did not slow gradually, in other words have a "soft landing," the economy could have been at risk for a "hard landing," or a recession. Energy prices were also on the rise, further contributing to inflation fears.

    While the market as a whole was volatile, the technology sector experienced even greater fluctuations and, in March, suffered a substantial correction. Expectations for these stocks, reflected in their steep valuations, had begun to exceed the reality of what these companies could reasonably deliver. However, during the first half, a few factors came together to provide the catalysts for these stocks to decline to more reasonable levels.

[PHOTO OMITTED]

GLOBAL GROWTH TEAM: (STANDING, FROM LEFT) CRAIG CHODASH, DAVID LEVY, SHELIA GRAYSON (ADMINISTRATIVE ASSISTANT), JONATHAN MARK, PETER PAONE, (SEATED, FROM
LEFT) MARION SCHULTHEIS (PORTFOLIO MANAGER), SANDRA LEU, JACK CHANG

    The first contributing factor was the overall market environment of rising interest rates and energy prices. Within the technology sector specifically, the US government's lawsuit against Microsoft put pressure on the entire group. Then, in February, biotechnology stocks began to decline when the Clinton administration commented that biotechnology information should be free, diminishing hopes for the profits of these companies. Shortly thereafter, business-to-business Internet stocks declined. By the end of March, the entire sector was in the midst of a correction that would not begin to reverse until the end of May.

Q:  WHAT WAS YOUR STRATEGY DURING THE FIRST HALF OF THE YEAR?

A: The first six months of this year were choppy and uncertain, making it challenging to navigate the Fund. However, we remained a few steps ahead of the market most of the time, allowing the Fund to deliver strong returns for the period.

    During this time, we underweighted consumer stocks, which benefited the Fund's overall performance. With higher interest rates and energy prices, we felt that consumer strength would necessarily diminish, making it difficult for these companies to deliver the strong profits they saw in 1999. We realized that this slowdown could take some time, but were convinced it would happen. We looked ahead to the fourth

A TEAM APPROACH

Seligman Growth Fund is managed by the Seligman Global Growth Team, headed by Marion S. Schultheis. Ms. Schultheis is assisted in the management of the Fund by a group of seasoned professionals who are responsible for identifying those companies in specific industries that offer the greatest potential for growth, consistent with the Fund's objective.

INTERVIEW WITH YOUR PORTFOLIO MANAGER,

MARION S. SCHULTHEIS

    quarter of 2000 -- the important holiday season -- and determined that these companies would be unable to match the holiday season of 1999, which had been particularly strong. During the first half of this year, the market began to factor this probability into these companies' stock prices, and the group was one of the worst-performing sectors for the six-month period.

    We maintained a significant overweighting in energy and utility stocks, which were among the best-performing sectors during the first half. Utility companies across the nation, and around the world, are being deregulated, creating enormous opportunities for growth within a sector that has not been a growth sector in recent years. In addition, natural gas reserves fell to 20-year lows and demand for electricity soared, with about 13% of this demand coming from the high-growth area of technology.

    Throughout the period, the Fund was about benchmark-weighted in technology, which is a substantial weighting of about half the portfolio's assets. Despite the March correction, the technology sector delivered strong performance for the period as a whole. Within technology, the Fund was overweighted in optical networking and Internet infrastructure stocks, including Internet security stocks, and these areas delivered strong returns.

    At the beginning of this fiscal year, the Fund had substantial exposure to business-to-business Internet stocks. By the second quarter, however, we had significantly reduced exposure to this group because we felt that expectations were too high. Although the Fund suffered somewhat when these stocks began their decline in February, we avoided greater losses by reducing the Fund's exposure when we did.

    During this time, we increased the Fund's weighting in pharmaceutical stocks. These stocks suffered last year and during the first quarter of 2000 because of concerns regarding patent expirations and changes to Medicare. During the second quarter, however, we began to take another look at these stocks because their prices had come down, and we believe they will deliver strong performance over the long term.

Q: WHAT ASSET ALLOCATION CHANGES, IF ANY, DO YOU PLAN TO MAKE DURING THE SECOND HALF OF 2000?

A: We don't anticipate making any major changes. We plan to continue to underweight consumer stocks, at least until the fourth quarter. We are also planning to maintain the Fund's overweighting in energy stocks. The world is still in the early stages of energy deregulation, and we think that this will continue to benefit this sector. Also, demand for electricity has never been higher, and this is likely to continue as technological expansion demands more and more energy.

    Within the technology sector, we look at how corporate budgets are allocating future expenditures and attempt to predict demand in this way. Corporations are now overwhelmingly focused on building web infrastructure -- to communicate internally, to communicate with their customers, and to communicate with other businesses. We are thus enthusiastic about web infrastructure stocks, especially companies that offer Internet security. We will also be seeking to build exposure to wireless companies, which we think will deliver solid long-term returns. We believe this is where the future of the Internet lies. People want to be mobile, and will want to connect to e-mail and to the entire Internet without being dependent on physical telephone lines and cables.

Q:  WHAT IS YOUR OUTLOOK?

A: We expect continued high volatility in the market nearly through year-end. Most market watchers believe that the Federal Reserve Board is nearly done raising interest rates. However, it will take some time for this interest-rate uncertainty, which has been hanging over the market for a year, to subside. We expect the economy to achieve a soft landing, and as the evidence for this comes in, the markets should calm by the fourth quarter. A more moderate economy and a more stable interest-rate environment should create a positive backdrop for stocks in 2001, and during the second half of this year we will be positioning the Fund in an effort to take advantage of such a scenario.

PERFORMANCE OVERVIEW

INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED JUNE 30, 2000

                                                                                       AVERAGE ANNUAL
                                                              ------------------------------------------------------------------
                                                                                               CLASS B      CLASS C       CLASS D
                                                                                                SINCE        SINCE        SINCE
                                                   SIX         ONE        FIVE         10     INCEPTION    INCEPTION    INCEPTION
                                                  MONTHS*     YEAR        YEARS       YEARS     4/22/96     5/27/99      5/3/93
                                                  ------      -----       -----       -----   ---------    ---------    ---------
CLASS A**
With Sales Charge                                  5.53%      25.11%      24.94%      17.16%       n/a          n/a         n/a
Without Sales Charge                              10.79       31.40       26.14       17.73        n/a          n/a         n/a

CLASS B**
With CDSC+                                         5.33       25.53         n/a         n/a      24.18%         n/a         n/a
Without CDSC                                      10.33       30.53         n/a         n/a      24.42          n/a         n/a

CLASS C**
With Sales Charge and CDSC                         8.47       28.46         n/a         n/a        n/a        35.81%        n/a
Without Sales Charge and CDSC                     10.60       30.69         n/a         n/a        n/a        37.97         n/a

CLASS D**
With 1% CDSC                                       9.46       29.69         n/a         n/a        n/a          n/a         n/a
Without CDSC                                      10.46       30.69       25.15         n/a        n/a          n/a       19.58%

LIPPER GROWTH FUNDS AVERAGE***                     3.50       19.09       22.55       17.17      21.88++     23.970o      19.52+++

RUSSELL 1000 GROWTH INDEX***                       4.23       25.67       28.67       20.11      28.69++     31.440o      24.13+++


NET ASSET VALUE                                                                              CAPITAL GAIN INFORMATION
                                                                                             FOR THE SIX MONTHS ENDED JUNE 30, 2000
                       JUNE 30, 2000      DECEMBER 31, 1999      JUNE 30, 1999
                       -------------      -----------------      -------------
CLASS A                   $9.55                  $8.62               $8.15                   REALIZED                    $1.045oo
CLASS B                    8.44                   7.65                7.35                   UNREALIZED                   2.714ooo
CLASS C                    8.45                   7.64                7.35
CLASS D                    8.45                   7.65                7.35

The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

----------
    * Returns for periods of less than one year are not annualized.

   ** Return figures reflect any change in price per share and assume the investment of dividend and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class A shares reflect the effect of the service fee of up to 0.25% under the Administration, Shareholder Services and Distribution Plan after January 1, 1993, only. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.

  *** The Lipper Growth Funds Average excludes the effect of sales charges that may be incurred in connection with purchases or sales. The monthly performance of the Lipper Growth Funds Average is used in the Performance Overview. The Russell 1000 Growth Index is an unmanaged benchmark that assumes investment of dividends and excludes the effect of fees and sales charges. Investors cannot invest directly in an average or an index.

    + The CDSC is 5% for periods of one year or less, and 2% since inception.

   ++ From April 30, 1996.

  +++ From April 30, 1993.

    o From May 31, 1999.

   oo Excludes $0.287 per share of net gain realized in November and December
      1999, payable in 2000.

  ooo Represents the per share amount of net unrealized appreciation of portfolio securities as of June 30, 2000.

Performance Overview

GROWTH OF AN ASSUMED $10,000 INVESTMENT

CLASS A SHARES                                 CLASS B SHARES
JUNE 30, 1990 TO JUNE 30, 2000                 APRIL 22, 1996+ TO JUNE 30, 2000

[LINE CHART OMITTED]                           [LINE CHART OMITTED]

6/30/90    9532                                4/22/96    10000
           7784                                6/30/96    10355
           8633                                           10748
           10201                               12/31/96   11145
6/30/91    10126                                          10962
           10941                               6/30/97    12485
           11953                                          13012
           11712                               12/31/97   13050
6/30/92    11130                                          15147
           11814                               6/30/98    15660
           13303                                          14122
           13237                               12/31/98   17504
6/30/93    12819                                          18077
           13966                               6/30/99    19145
           14127                                          18442
           13617                               12/31/99   22651
6/30/94    12892                                          24221
           13698                               6/30/00    24991
           13585
           14213                               $10,000
6/30/95    15260                               Initial Amount Invested
           16786
           17453                               $24,991**
           18656                               Total Value at June 30, 2000
6/30/96    19559
           20328
           21142
           20853
6/30/97    23816
           24864
           24970
           29036
6/30/98    30063
           27188
           33770
           34953
6/30/99    37092
           35772
           43992
           47156
6/30/00    48738

$9,532*
Initial Amount Invested

$48,738
Total Value at June 30, 2000

CLASS C SHARES                                 CLASS D SHARES
MAY 27, 1999+ TO JUNE 30, 2000                 MAY 3, 1993+ TO JUNE 30, 2000

[LINE CHART OMITTED]                           [LINE CHART OMITTED]

5/27/99    9897                                5/3/93     10000
6/30/99    10777                               6/30/93    10265
           10425                                          11146
           10557                                          11240
9/30/99    10381                                          10724
           10807                               6/30/94    10037
           11368                                          10638
12/31/99   12734                                          10503
           12118                                          10958
           12884                               6/30/95    11726
3/31/00    13634                                          12877
           13101                                          13339
           12651                                          14227
6/30/00    14084                               6/30/96    14899
                                                          15464
$9,897*                                                   16035
Initial Amount Invested                                   15772
                                               6/30/97    17963
$14,084                                                   18722
Total Value at June 30, 2000                              18777
                                                          21794
                                               6/30/98    22532
                                                          20319
                                                          25222
                                                          26009
                                               6/30/99    27546
                                                          26534
                                                          32591
                                                          34849
                                               6/30/00    35999

                                               $10,000
                                               Initial Amount Invested

                                               $35,999
                                               Total Value at June 30, 2000

These charts reflect the growth of a $10,000 investment for a 10-year period for Class A shares and since inception for Class B, Class C, and Class D shares, assuming that all distributions within the periods are invested in additional shares. Since the measured periods vary, the charts are plotted using different scales and are not comparable.

----------

* Net of the 4.75% or 1% maximum initial sales charge for Class A or Class C shares, respectively.

** Excludes the effects of the 2% or 1% CDSC for Class B or Class C shares, respectively.

+   Inception date.

PORTFOLIO OVERVIEW

DIVERSIFICATION OF NET ASSETS
JUNE 30, 2000

                                                                                        PERCENT OF
                                                                                        NET ASSETS
                                                                                    ------------------
                                                                                    JUNE 30,  DEC. 31,
                                      ISSUES        COST               VALUE          2000      1999
                                      ------   --------------     --------------    -------    -------
COMMON STOCKS:
 Capital Goods ....................      4     $   95,492,732     $  176,314,775      11.8      10.4
 Communication Services ...........      1         24,544,846         25,211,713       1.7       2.9
 Consumer Cyclicals ...............      2         13,139,707         35,930,413       2.4       8.4
 Consumer Staples .................      5         91,174,509         95,627,038       6.4      14.3
 Electronic Technology ............     10        171,340,411        324,286,744      21.8      15.2
 Energy ...........................      1         19,147,632         26,674,706       1.8       1.8
 Financial Services ...............      2         15,766,892         20,266,575       1.4       4.1
 Health Care ......................     10        198,977,742        273,940,787      18.4       7.1
 Technology Services ..............     10        195,975,692        245,322,262      16.5      23.7
 Telecommunication Equipment ......      6        136,314,622        133,573,350       9.0        --
 Transportation ...................     --                 --                 --        --       1.4
 Utilities ........................      3         66,995,876        102,276,137       6.9       5.5
                                        --     --------------     --------------     -----     -----
                                        54      1,028,870,661      1,459,424,500      98.1      94.8
SHORT-TERM HOLDING AND
 OTHER ASSETS LESS LIABILITIES ....      1         28,197,773         28,197,773       1.9       5.2
                                        --     --------------     --------------     -----     -----
NET ASSETS ........................     55     $1,057,068,434     $1,487,622,273     100.0     100.0
                                        ==     ==============     ==============     =====     =====

LARGEST INDUSTRIES
JUNE 30, 2000

[BAR CHART OMITTED]



$324,286,744    $273,940,787   $245,322,262   $176,314,775      $133,573,350
 ----------     -----------     ----------       -------     -----------------
 ELECTRONIC     HEALTH CARE     TECHNOLOGY       CAPITAL     TELECOMMUNICATION
 TECHNOLOGY                      SERVICES         GOODS          EQUIPMENT

PORTFOLIO OVERVIEW

LARGEST PORTFOLIO CHANGES
DURING PAST SIX MONTHS

                                                   SHARES
                                          -----------------------
                                                        HOLDINGS
ADDITIONS                                 INCREASE       6/30/00
---------                                 --------      ---------
Alza ..................................    628,400        628,400
Cisco Systems .........................    291,200      1,128,600(1)
Elan (ADRs) ...........................    493,500        493,500
Lucent Technologies ...................    359,400        754,200
Nortel Networks .......................    416,700        416,700
Pfizer ................................    598,800      1,208,800
Sycamore Networks .....................    186,500        186,500
VeriSign ..............................    121,500        121,500
Williams Companies (The) ..............    659,800        659,800
WorldCom(2) ...........................    549,200        549,200

                                                   SHARES
                                        -----------------------------
                                                          HOLDINGS
REDUCTIONS                                DECREASE         6/30/00
---------------                         ------------    -------------
AES ...................................     319,900        969,000(3)
America Online ........................     455,400             --
American International Group ..........     233,800        106,950
Computer Associates International .....     421,600             --
General Electric ......................     358,800        510,200(4)
Motorola ..............................     249,200             --
Nokia (ADRs) ..........................     638,000(5)          --
Viacom (Class B)(6) ...................     480,500             --
Wal-Mart Stores .......................     366,700        398,100
Yahoo! ................................      57,200(7)          --

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.

----------
(1) Includes 445,600 shares received as a result of a 2-for-1 stock split.
(2) Formerly, MCIWorldCom.
(3) Includes 595,100 shares received as a result of a 2-for-1 stock split.
(4) Includes 527,000 shares received as a result of a 3-for-1 stock split.
(5) Includes 478,500 shares received as a result of a 4-for-1 stock split.
(6) Formerly, CBS.
(7) Includes 14,300 shares received as a result of a 2-for-1 stock split.


LARGEST PORTFOLIO HOLDINGS
JUNE 30, 2000

SECURITY                                         VALUE
----------                                    -----------
Microsoft .............................       $74,674,819
Corning ...............................        71,921,687
Cisco Systems .........................        71,701,369
Intel .................................        66,587,544
Tyco International ....................        62,947,163
Micron Technology .....................       $61,106,569
Pfizer ................................        58,022,400
Coca-Cola .............................        48,684,025
Lucent Technologies ...................        44,686,350
AES ...................................        44,210,625

PORTFOLIO OF INVESTMENTS
JUNE 30, 2000
                                        SHARES                      VALUE
                                     ------------            -------------------
COMMON STOCKS  98.1%
CAPITAL GOODS  11.8%
Corning                                   266,500                $   71,921,687
General Dynamics                          275,700                    14,405,325
General Electric                          510,200                    27,040,600
Tyco International                      1,328,700                    62,947,163
                                                                 --------------
                                                                    176,314,775
                                                                 --------------
COMMUNICATION
SERVICES 1.7%
WorldCom*                                 549,200                    25,211,713
                                                                 --------------
CONSUMER CYCLICALS 2.4%
Harley-Davidson                           337,400                    12,989,900
Wal-Mart Stores                           398,100                    22,940,513
                                                                 --------------
                                                                     35,930,413
                                                                 --------------
CONSUMER STAPLES 6.4%
Coca-Cola                                 847,600                    48,684,025
Disney (Walt)                             426,400                    16,549,650
Kimberly-Clark                            112,700                     6,466,163
Procter & Gamble                          222,400                    12,732,400
Time Warner                               147,300                    11,194,800
                                                                 --------------
                                                                     95,627,038
                                                                 --------------
ELECTRONIC TECHNOLOGY 21.8%
Broadcom (Class A)*                        76,200                    16,683,038
Cisco Systems*                          1,128,600                    71,701,369
Dell Computer*                            388,700                    19,179,915
EMC*                                      205,900                    15,841,431
Intel                                     498,200                    66,587,544
International Business Machines            96,800                    10,605,650
Micron Technology*                        693,900                    61,106,569
Sun Microsystems*                         172,800                    15,719,400
VERITAS Software*                         146,500                    16,549,921
Xilinx*                                   367,000                    30,311,907
                                                                 --------------
                                                                    324,286,744
                                                                 --------------
ENERGY 1.8%
Schlumberger                              357,450                    26,674,706
                                                                 --------------
FINANCIAL SERVICES 1.4%
American International Group              106,950                    12,566,625
Citigroup                                 127,800                     7,699,950
                                                                 --------------
                                                                     20,266,575
                                                                 --------------
HEALTH CARE 18.4%
ALZA*                                     628,400                    37,154,150
Elan (ADRs)* (Ireland)                    493,500                    23,903,906
Genentech*                                 77,700                    13,364,400
Guidant*                                  150,200                     7,434,900
Johnson & Johnson                         327,600                    33,374,250
Lilly (Eli)                               392,400                    39,190,950
Medtronic                                 278,100                    13,852,856
Merck                                     345,600                    26,481,600
Pfizer                                  1,208,800                    58,022,400
Watson Pharmaceuticals*                   393,700                    21,161,375
                                                                 --------------
                                                                    273,940,787
                                                                 --------------
TECHNOLOGY SERVICES 16.5%
BMC Software*                             304,100                    11,090,147
Exodus Communications*                    241,400                    11,127,031
JDS Uniphase*                             173,500                    20,792,891
Microsoft*                                933,800                    74,674,819
Network Appliance*                        232,100                    18,676,797
Oracle*                                   395,400                    33,225,956
Phone.com*                                165,700                    10,806,747
PMC-Sierra* (Canada)                       97,900                    17,392,546
Siebel Systems*                           159,600                    26,109,562
VeriSign*                                 121,500                    21,425,766
                                                                 --------------
                                                                    245,322,262
                                                                 --------------
TELECOMMUNICATION EQUIPMENT 9.0%
Ciena*                                     98,900                    16,482,303
Lucent Technologies                       754,200                    44,686,350
Nortel Networks (Canada)                  416,700                    28,439,775
QUALCOMM*                                 100,600                     6,032,856
SDL*                                       60,800                    17,341,300
Sycamore Networks*                        186,500                    20,590,766
                                                                 --------------
                                                                    133,573,350
                                                                 --------------
UTILITIES 6.9%
AES*                                      969,000                    44,210,625
Enron                                     473,800                    30,560,100
Williams Companies (The)                  659,800                    27,505,412
                                                                 --------------
                                                                    102,276,137
                                                                 --------------
TOTAL COMMOM STOCKS
(Cost $1,028,870,660)                                             1,459,424,500
SHORT-TERM HOLDING 3.0%
(Cost $44,600,000)                                                   44,600,000
                                                                 --------------
TOTAL INVESTMENTS 101.1%
(Cost $1,073,470,660)                                             1,504,024,500
OTHER ASSETS LESS LIABILITIES (1.1)%                                (16,402,227)
                                                                 --------------
NET ASSETS 100.0%                                                $1,487,622,273
                                                                 ==============

----------
*   Non-income producing security.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2000

ASSETS:
Investments, at value:
  Common stocks (cost $1,028,870,660) ....... $1,459,424,500
  Short-term holding (cost $44,600,000) .....     44,600,000     $1,504,024,500
                                              --------------
Cash .......................................................            119,859
Receivable for securities sold .............................          7,533,621
Receivable for Capital Stock sold ..........................          2,704,497
Receivable for interest and dividends ......................            439,740
Investment in, and expenses prepaid to,
  shareholder service agent ................................            194,784
Other ......................................................             51,727
                                                                ---------------
TOTAL ASSETS ...............................................      1,515,068,728
                                                                ---------------
LIABILITIES:
Payable for securities purchased ...........................         24,544,846
Payable for Capital Stock repurchased ......................            727,412
Accrued expenses and other .................................          2,174,197
                                                                ---------------
TOTAL LIABILITIES ..........................................         27,446,455
                                                                ---------------
NET ASSETS .................................................     $1,487,622,273
                                                                ===============
COMPOSITION OF NET ASSETS:
Capital Stock, at par ($1 par value;
  500,000,000 shares authorized;
  158,632,528 shares outstanding):
  Class A ..................................................       $133,421,825
  Class B ..................................................         12,121,020
  Class C ..................................................          4,965,189
  Class D ..................................................          8,124,494
Additional paid-in capital .................................        691,018,787
Accumulated net investment loss ............................         (3,840,777)
Undistributed net realized gain ............................        211,257,895
Net unrealized appreciation of investments .................        430,553,840
                                                                ---------------
NET ASSETS .................................................     $1,487,622,273
                                                                ===============
NET ASSET VALUE PER SHARE:
CLASS A ($1,274,729,981 / 133,421,825 shares) ..............              $9.55
                                                                ===============
CLASS B ($102,340,171 / 12,121,020 shares) .................              $8.44
                                                                ===============
CLASS C ($41,934,906 / 4,965,189 shares) ...................              $8.45
                                                                ===============
CLASS D ($68,617,215 / 8,124,494 shares) ...................              $8.45
                                                                ===============

----------
See Notes to Financial Statements.

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2000

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld
  of $18,841) .................................     $2,373,862
Interest ......................................      2,280,344
                                                  ------------
TOTAL INVESTMENT INCOME .......................                      $4,654,206
EXPENSES:
Management fee ................................      4,618,604
Distribution and service fees .................      2,278,572
Shareholder account services ..................      1,002,874
Shareholder reports and communications ........        118,411
Custody and related services ..................        109,888
Registration ..................................         72,979
Auditing and legal fees .......................         32,372
Directors' fees and expenses ..................         11,690
Miscellaneous .................................          8,705
                                                  ------------
TOTAL EXPENSES ................................................       8,254,095
                                                                   ------------
NET INVESTMENT LOSS ...........................................      (3,599,889)
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
Net realized gain on investments ..............  165,760,478
Net change in unrealized appreciation
  of investments ..............................  (18,543,269)
                                                ------------
NET GAIN ON INVESTMENTS .......................................     147,217,209
                                                                   ------------
INCREASE IN NET ASSETS FROM OPERATIONS ........................    $143,617,320
                                                                   ============

----------

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                               SIX MONTHS ENDED     YEAR ENDED
                                                   JUNE 30,        DECEMBER 31,
                                                     2000               1999
                                               --------------    --------------
OPERATIONS:
Net investment loss ........................      $(3,599,889)      $(2,859,030)
Net realized gain on investments ...........      165,760,478       223,944,598
Net change in unrealized appreciation
  of investments ...........................      (18,543,269)       88,594,371
                                               --------------    --------------
INCREASE IN NET ASSETS FROM OPERATIONS .....      143,617,320       309,679,939
                                               --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Class A .................................               --                --
Net realized gain on investments:
   Class A .................................               --      (118,219,808)
   Class B .................................               --        (8,932,891)
   Class C .................................               --          (934,289)
   Class D .................................               --        (7,151,077)
                                               --------------    --------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS ..               --      (135,238,065)
                                               --------------    --------------
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sales of shares ..........       57,707,145        66,188,379
Exchanged from associated Funds ............       89,450,032       806,017,257
Value of shares issued in payment
  of gain distributions ....................               --       110,640,428
                                               --------------    --------------
Total ......................................      147,157,177       982,846,064
                                               --------------    --------------
Cost of shares repurchased .................      (57,656,290)      (88,487,332)
Exchanged into associated Funds ............      (79,178,848)     (732,953,337)
                                               --------------    --------------
Total ......................................     (136,835,138)     (821,440,669)
                                               --------------    --------------
INCREASE IN NET ASSETS FROM

  CAPITAL SHARE TRANSACTIONS ...............       10,322,039       161,405,395
                                               --------------    --------------
INCREASE IN NET ASSETS .....................      153,939,359       335,847,269
NET ASSETS:
Beginning of period ........................    1,333,682,914       997,835,645
                                               --------------    --------------
END OF PERIOD (including accumulated
   net investment loss of $3,840,777
   and $240,887, respectively) .............   $1,487,622,273    $1,333,682,914
                                               ==============    ==============


----------

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. MULTIPLE CLASSES OF SHARES -- Seligman Growth Fund, Inc. (the "Fund") offers four classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. The Fund began offering Class C shares on May 27, 1999. Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. The four classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

A. SECURITY VALUATION -- Investments in common stocks are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on an exchange are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

B. FOREIGN CURRENCY TRANSACTIONS -- The books and records of the Fund are maintained in US dollars. The market value of investment securities, other assets and liabilities denominated in foreign currencies are translated into US dollars at the daily rate of exchange as reported by a pricing service. Purchases and sales of investment securities, income, and expenses are translated into US dollars at the rate of exchange prevailing on the respective dates of such transactions.

    The Fund separates that portion of the results of operations resulting from changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held in the portfolio. Similarly, the Fund separates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period.

C. FEDERAL TAXES -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

D. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates, except that certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Fund is informed of the dividend. Interest income is recorded on an accrual basis.

E. MULTIPLE CLASS ALLOCATIONS -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the six months ended June 30, 2000, distribution and service fees were the only class-specific expenses.

F. DISTRIBUTIONS TO SHAREHOLDERS -- The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

NOTES TO FINANCIAL STATEMENTS

3. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the six months ended June 30, 2000, amounted to $853,107,964 and $805,598,352, respectively.

    At June 30, 2000, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $456,937,900 and $26,384,060, respectively.

4. CAPITAL SHARE TRANSACTIONS -- The Fund has authorized 500,000,000 shares of $1 par value Capital Stock. Transactions in shares of Capital Stock were as follows:

                                            CLASS A

                     -------------------------------------------------------
                         SIX MONTHS ENDED              YEAR ENDED
                           JUNE 30, 2000            DECEMBER 31, 1999
                     -------------------------------------------------------
                         SHARES        AMOUNT       SHARES        AMOUNT
                     -----------   ------------  ------------  -------------
Net proceeds from
  sales of shares      2,390,380   $ 21,065,163    4,110,733    $ 32,325,449
Exchanged from
  associated Funds     7,069,686     61,979,072   65,446,614     512,373,199
Shares issued in
  payment of gain
  distributions               --             --   12,019,564      95,075,559
                    ------------   ------------  ------------  -------------
Total                  9,460,066     83,044,235   81,576,911     639,774,207
                    ------------   ------------  ------------  -------------
Cost of shares
  repurchased         (5,097,993)   (44,619,171)  (8,682,126)    (68,659,496)
Exchanged into
  associated Funds    (6,518,109)   (57,265,712) (63,232,475)   (495,275,862)
                    ------------   ------------  ------------  -------------
Total                (11,616,102)  (101,884,883) (71,914,601)   (563,935,358)
                    ------------   ------------  ------------  -------------
Increase (Decrease)   (2,156,036)  $(18,840,648)   9,662,310    $ 75,838,849
                    ============   ============  ============  =============

                                                 CLASS B
                      ----------------------------------------------------------
                         SIX MONTHS ENDED                   YEAR ENDED
                           JUNE 30, 2000                 DECEMBER 31, 1999
                      ---------------------------------------------------------
                        SHARES         AMOUNT          SHARES          AMOUNT
                      ----------     -----------     ----------     -----------
Net proceeds from
  sales of shares .    1,178,035      $9,093,128      2,245,719     $15,855,044
Exchanged from
  associated Funds     2,120,403      16,215,038     10,071,244      71,470,757
Shares issued in
  payment of gain
  distributions ...           --              --      1,137,929       7,988,123
                      ----------     -----------     ----------     -----------
Total .............    3,298,438      25,308,166     13,454,892      95,313,924
                      ----------     -----------     ----------     -----------
Cost of shares
  repurchased .....     (796,047)     (6,150,318)    (1,309,113)     (9,355,564)
Exchanged into
  associated Funds    (1,656,098)    (12,441,074)    (4,855,957)    (34,220,623)
                      ----------     -----------     ----------     -----------
Total .............   (2,452,145)    (18,591,392)    (6,165,070)    (43,576,187)
                      ----------     -----------     ----------     -----------
Increase ..........      846,293      $6,716,774      7,289,822     $51,737,737
                      ==========     ===========     ==========     ===========


                                           CLASS C
                   --------------------------------------------------------
                         SIX MONTHS ENDED             MAY 27, 1999*
                           JUNE 30, 2000          TO DECEMBER 31, 1999
                   -----------------------------------------------------
                       SHARES        AMOUNT       SHARES        AMOUNT
                   -----------  -------------  -------------------------
Net proceeds from
  sales of shares    3,201,782    $24,872,428    1,590,880   $11,530,253
Exchanged from
  associated Funds     383,821      3,058,473      171,358     1,269,585
Shares issued in
  payment of gain
  distributions             --             --      128,844       904,484
                  ------------  ------------- ------------ -------------
Total                3,585,603     27,930,901    1,891,082    13,704,322
                  ------------  ------------- ------------ -------------
Cost of shares
  repurchased         (127,979)      (998,552)      (6,954)      (50,819)
Exchanged into
  associated Funds    (228,546)    (1,690,992)    (148,017)   (1,065,006)
                  ------------  ------------- ------------ -------------
Total                 (356,525)    (2,689,544)    (154,971)   (1,115,825)
                  ------------  ------------- ------------ -------------
Increase             3,229,078    $25,241,357    1,736,111   $12,588,497
                  ============  ============= ============ =============

----------
* Commencement of offering of shares.

                                            CLASS D

                      ---------------------------------------------------------
                         SIX MONTHS ENDED              YEAR ENDED
                           JUNE 30, 2000            DECEMBER 31, 1999
                      ---------------------------------------------------------
                        SHARES         AMOUNT         SHARES          AMOUNT
                      ----------     -----------    -----------    ------------
Net proceeds from
  sales of shares .      338,451      $2,676,426        926,888      $6,477,633
Exchanged from
  associated Funds     1,066,565       8,197,449     31,344,202     220,903,716
Shares issued in
  payment of gain
  distributions ...           --              --        950,466       6,672,262
                      ----------     -----------     ----------     -----------
Total .............    1,405,016      10,873,875     33,221,556     234,053,611
                      ----------     -----------    -----------    ------------
Cost of shares
  repurchased .....     (761,588)     (5,888,249)    (1,470,418)    (10,421,453)
Exchanged into
  associated Funds    (1,032,352)     (7,781,070)   (28,646,374)   (202,391,846)
                      ----------     -----------    -----------    ------------
Total .............   (1,793,940)    (13,669,319)   (30,116,792)   (212,813,299)
                      ----------     -----------    -----------    ------------
Increase (Decrease)     (388,924)    $(2,795,444)     3,104,764     $21,240,312
                        ========     ===========    ===========     ===========

5. MANAGEMENT FEE, DISTRIBUTION SERVICES, AND OTHER TRANSACTIONS -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides for the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.70% per annum of the first $1 billion of the Fund's average daily net assets, 0.65% per annum of the next $1 billion of the Fund's average daily net assets and 0.60% per annum of the Fund's average daily net assets in excess of $2 billion. The management fee reflected in the Statement of Operations represents 0.69% per annum of the Fund's average daily net assets.

    Seligman Advisors, Inc. (the "Distributor"), agent for the distribution of the Fund's shares and an affiliate of the Manager, received concessions of $31,578 from sales of

NOTES TO FINANCIAL STATEMENTS


Class A shares. Commissions of $238,477 and $230,727 were paid to dealers from the sales of Class A and Class C shares, respectively.

    The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the six months ended June 30, 2000, fees incurred under the Plan aggregated $1,397,794 or 0.24% per annum of the average daily net assets of Class A shares.

    Under the Plan, with respect to Class B shares, Class C shares, and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, and Class D shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

    With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee to a third party (the "Purchaser"), which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

    For the six months ended June 30, 2000, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, amounted to $443,200, $124,873, and $312,705, respectively.

    The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year of purchase.
For the six months ended June 30, 2000, such charges amounted to $11,910.

    The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class Bshares sold. The aggregate of such payments retained by the Distributor, for the six months ended June 30, 2000, amounted to $13,404.

    Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the six months ended June 30, 2000, Seligman Services, Inc. received commissions of $22,894 from the sales of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $444,373, pursuant to the Plan.

    Seligman Data Corp., which is owned by the Fund and certain associated investment companies, charged the Fund at cost $989,143 for shareholder account services. The Fund's investment in Seligman Data Corp. is recorded at a cost of $43,170.

    Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

    The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the accumulated balance thereof at June 30, 2000, of $195,220 is included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

6. COMMITTED LINE OF CREDIT -- The Fund is a participant in a joint $825 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. The Fund's borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2001, but is renewable annually with the consent of the participating banks. For the six months ended June 30, 2000, the Fund did not borrow from the credit facility.

FINANCIAL HIGHLIGHTS

    The tables below are intended to help you understand each Class's financial performance for the past five and one-half years or from its inception if less than five and one-half years. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends and capital gain distributions. Total returns do not reflect any sales charges and are not annualized for periods of less than one year.

                                                                                    CLASS A
                                            --------------------------------------------------------------------------------------
                                            SIX MONTHS                              YEAR ENDED DECEMBER 31,
                                               ENDED        ----------------------------------------------------------------------
                                              6/30/00           1999          1998           1997           1996            1995
                                            ----------      ----------     ----------     ----------     ----------     ----------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ....        $8.62           $7.42          $6.08          $5.85          $5.22          $4.54
                                            ----------      ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:

Net investment income (loss) ............        (0.02)          (0.02)          0.01             --          (0.01)          0.01
Net realized and unrealized gain
 on investment ..........................         0.95            2.18           2.07           1.06           1.13           1.27
Net realized and unrealized gain (loss)
  from foreign currency transactions ....           --              --             --          (0.03)         (0.01)          0.01
                                            ----------      ----------     ----------     ----------     ----------     ----------
TOTAL FROM INVESTMENT OPERATIONS ........         0.93            2.16           2.08           1.03           1.11           1.29
                                            ----------      ----------     ----------     ----------     ----------     ----------

LESS DISTRIBUTIONS:

Dividends from net investment income ....           --              --          (0.01)            --             --          (0.01)
Distributions from net realized
  capital gain ..........................           --           (0.96)         (0.73)         (0.80)         (0.48)         (0.60)
                                            ----------      ----------     ----------     ----------     ----------     ----------
TOTAL DISTRIBUTIONS .....................           --           (0.96)         (0.74)         (0.80)         (0.48)         (0.61)
                                            ----------      ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF PERIOD ..........        $9.55           $8.62          $7.42          $6.08          $5.85          $5.22
                                            ==========      ==========     ==========     ==========     ==========     ==========
TOTAL RETURN: ...........................        10.79%          30.27%         35.24%         18.11%         21.14%         28.47%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)    $1,274,730      $1,169,098       $934,654       $732,754       $675,086       $597,510
Ratio of expenses to average net assets .         1.13%+          1.16%          1.14%          1.16%          1.20%          0.94%
Ratio of net investment income (loss)
  to average net assets .................        (0.44)%+        (0.19)%         0.11%         (0.02)%        (0.12)%         0.17%
Portfolio turnover rate .................        61.03%          92.24%         77.85%         54.15%         26.05%        102.30%

----------
See footnotes on page 16.

FINANCIAL HIGHLIGHTS

                                                                            CLASS B                             CLASS C
                                                   ----------------------------------------------------   ---------------------

                                                    SIX MONTHS      YEAR ENDED DECEMBER 31,    4/22/96*   SIX MONTHS    5/27/99*
                                                       ENDED     ----------------------------     TO         ENDED         TO
                                                    6/30/00        1999       1998      1997   12/31/96     6/30/00     12/31/99
                                                    --------     -------    -------    ------    -----      -------     -------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD .............     $7.65       $6.72      $5.60     $5.49    $5.35        $7.64       $6.75
                                                    --------     -------    -------    ------    -----      -------     -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ..............................     (0.04)      (0.07)     (0.04)    (0.05)   (0.03)       (0.04)      (0.03)
Net realized and unrealized gain on investments ..      0.83        1.96       1.89      0.99     0.65         0.85        1.88
Net realized and unrealized loss from
  foreign currency transactions ..................        --          --         --     (0.03)      --           --          --
                                                    --------     -------    -------    ------    -----      -------     -------
TOTAL FROM INVESTMENT OPERATIONS .................      0.79        1.89       1.85      0.91     0.62         0.81        1.85
                                                    --------     -------    -------    ------    -----      -------     -------
LESS DISTRIBUTIONS:
Dividends from net investment income .............        --          --         --        --       --           --          --
Distributions from net realized capital gain .....        --       (0.96)     (0.73)    (0.80)   (0.48)          --       (0.96)
                                                    --------     -------    -------    ------    -----      -------     -------
TOTAL DISTRIBUTIONS ..............................        --       (0.96)     (0.73)    (0.80)   (0.48)          --       (0.96)
                                                    --------     -------    -------    ------    -----      -------     -------
NET ASSET VALUE, END OF PERIOD ...................     $8.44       $7.65      $6.72     $5.60    $5.49        $8.45       $7.64
                                                    ========     =======    =======    ======    =====      =======     =======
TOTAL RETURN: ....................................     10.33%      29.41%     34.13%    17.10%   11.45%       10.60%      28.66%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) .........  $102,340     $86,228    $26,791    $4,219     $880      $41,935     $13,272
Ratio of expenses to average net assets ..........      1.89%+      1.92%      1.90%     1.93%    1.99%+       1.89%+      1.80%+
Ratio of net investment income (loss)
  to average net assets ..........................     (1.20)%+    (0.95)%    (0.65)%   (0.79)%  (0.83)%+     (1.20)%+    (1.02)%+
Portfolio turnover rate ..........................     61.03%      92.24%     77.85%    54.15%   26.05%++     61.03%      92.24%+++

                                                                                            CLASS D
                                                         -------------------------------------------------------------------------
                                                         SIX MONTHS                      YEAR ENDED DECEMBER 31,
                                                            ENDED       ----------------------------------------------------------
                                                           6/30/00        1999        1998        1997        1996         1995
                                                           -------      -------     -------     -------     -------     ----------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ...................     $7.65        $6.73       $5.60       $5.49       $4.96          $4.38
                                                           -------      -------     -------     -------     -------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ....................................     (0.04)       (0.07)      (0.04)      (0.05)      (0.05)         (0.04)
Net realized and unrealized gain
  on investments .......................................      0.84         1.95        1.90        0.99        1.07           1.21
Net realized and unrealized gain
  (loss) from foreign currency
  transactions .........................................        --           --          --       (0.03)      (0.01)          0.01
                                                           -------      -------     -------     -------     -------     ----------
TOTAL FROM INVESTMENT OPERATIONS .......................      0.80         1.88        1.86        0.91        1.01           1.18
                                                           -------      -------     -------     -------     -------     ----------
LESS DISTRIBUTIONS:
Dividends from net investment income ...................        --           --          --          --          --             --
Distributions from net realized
  capital gain .........................................        --        (0.96)      (0.73)      (0.80)      (0.48)         (0.60)
                                                           -------      -------     -------     -------     -------     ----------
TOTAL DISTRIBUTIONS ....................................        --        (0.96)      (0.73)      (0.80)      (0.48)         (0.60)
                                                           -------      -------     -------     -------     -------     ----------
NET ASSET VALUE, END OF PERIOD .........................     $8.45        $7.65       $6.73       $5.60       $5.49          $4.96
                                                           =======      =======     =======     =======     =======     ==========
TOTAL RETURN:                                                10.46%       29.22%      34.33%      17.10%      20.21%         27.01%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) ...............   $68,617      $65,085     $36,391     $15,765     $11,493         $6,412
Ratio of expenses to average net assets ................      1.89%+       1.92%       1.90%       1.93%       1.97%          1.91%
Ratio of net investment income (loss)
  to average net assets ................................     (1.20)%+     (0.95)%     (0.65)%     (0.79)%     (0.88)%        (0.83)%
Portfolio turnover rate ................................     61.03%       92.24%      77.85%      54.15%      26.05%        102.30%

----------

*   Commencement of offering of shares.

+   Annualized.

++  For the year ended December 31, 1996.
+++ For the year ended December 31, 1999.

See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
SELIGMAN GROWTH FUND, INC.:

We have audited the accompanying statement of assets and liabilities of Seligman Growth Fund, Inc., including the portfolio of investments, as of June 30, 2000, and the related statements of operations for the six months then ended, and of changes in net assets for the six months then ended and for the year ended December 31, 1999, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Growth Fund, Inc. as of June 30, 2000, the results of its operations for the six months then ended, and the changes in its net assets, and the financial highlights for all the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.



DELOITTE & TOUCHE LLP
New York, New York
August 11, 2000

BOARD OF DIRECTORS

JOHN R. GALVIN (2, 4)
DIRECTOR, Raytheon Company

DEAN EMERITUS, Fletcher School of Law and Diplomacy at Tufts University

ALICE S. ILCHMAN (3, 4)
TRUSTEE, Committee for Economic Development
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON (2, 4)
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center
DIRECTOR, Conoco Inc.

JOHN E. MEROW (2, 4)
DIRECTOR, Commonwealth Industries, Inc.
TRUSTEE, New York-Presbyterian Hospital
RETIRED CHAIRMAN AND SENIOR PARTNER,
    Sullivan & Cromwell, Law Firm

BETSY S. MICHEL (2, 4)
TRUSTEE, The Geraldine R. Dodge Foundation

WILLIAM C. MORRIS (1)
CHAIRMAN
CHAIRMAN OF THE BOARD,
    J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY (3, 4)
RETIRED PARTNER, Pitney, Hardin, Kipp & Szuch, Law Firm

JAMES Q. RIORDAN (3, 4)
DIRECTOR, KeySpan Energy Corporation
TRUSTEE, Committee for Economic Development

RICHARD R. SCHMALTZ (1)
MANAGING DIRECTOR, DIRECTOR OF INVESTMENTS,
    J. & W. Seligman & Co. Incorporated
TRUSTEE EMERITUS, Colby College

ROBERT L. SHAFER (3, 4)
RETIRED VICE PRESIDENT, Pfizer Inc.

JAMES N. WHITSON (2, 4)
DIRECTOR AND CONSULTANT, Sammons Enterprises, Inc.
DIRECTOR, C-SPAN
DIRECTOR, CommScope, Inc.

BRIAN T. ZINO (1)
PRESIDENT
PRESIDENT, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Seligman Data Corp.
DIRECTOR, ICI Mutual Insurance Company
MEMBER OF THE BOARD OF GOVERNORS,
    Investment Company Institute

DIRECTOR EMERITUS
FRED E. BROWN
DIRECTOR AND CONSULTANT,
    J. & W. Seligman & Co. Incorporated

----------------

Member:  1 Executive Committee
         2 Audit Committee
         3 Director Nominating Committee
         4 Board Operations Committee

EXECUTIVE OFFICERS

WILLIAM C. MORRIS
CHAIRMAN

BRIAN T. ZINO
PRESIDENT

MARION S. SCHULTHEIS
VICE PRESIDENT

LAWRENCE P. VOGEL
VICE PRESIDENT AND TREASURER

FRANK J. NASTA
SECRETARY

FOR MORE INFORMATION

MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY 10017

GENERAL COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Deloitte & Touche LLP

GENERAL DISTRIBUTOR
Seligman Advisors, Inc.
100 Park Avenue
New York, NY 10017

SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

IMPORTANT TELEPHONE NUMBERS

(800) 221-2450       Shareholder Services

(800) 445-1777       Retirement Plan Services

(212) 682-7600       Outside the United States

(800) 622-4597       24-Hour Automated Telephone Access Service

GLOSSARY OF FINANCIAL TERMS

CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio.

CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

CONTINGENT DEFERRED SALES CHARGE (CDSC) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price or net asset value.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT OBJECTIVE -- The shared investment goal of a fund and its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC YIELD -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

SECURITIES AND EXCHANGE COMMISSION -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The AVERAGE ANNUAL TOTAL RETURN represents the average annual compounded rate of return for the periods presented.

YIELD ON SECURITIES -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

----------
Adapted from the Investment Company Institute's 2000 MUTUAL FUND FACT BOOK.

                            SELIGMAN ADVISORS, INC.
                                AN AFFILIATE OF
                                [SELIGMAN LOGO]
                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                       100 PARK AVENUE, NEW YORK, NY 10017
                                www.seligman.com

THIS REPORT IS INTENDED ONLY FOR THE INFORMATION OF SHAREHOLDERS OR THOSE WHO HAVE RECEIVED THE OFFERING PROSPECTUS COVERING SHARES OF CAPITAL STOCK OF SELIGMAN GROWTH FUND, INC., WHICH CONTAINS INFORMATION ABOUT THE SALES CHARGES, MANAGEMENT FEE, AND OTHER COSTS. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING OR SENDING MONEY.


EQGR3  6/00                             [RECYCLE LOGO] Printed on Recycled Paper